UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): February 17, 2004

CB RICHARD ELLIS GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-32983	94-3391143
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

865 South Figueroa Street, Suite 3400, Los Angeles, California	90017
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (213) 438-4880

NA

(Former Name or Former Address, if Changed Since Last Report)

This Current Report on Form 8-K is filed by CB Richard Ellis Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 5. Other Events

On February 17, 2004, the Company issued two press releases, the first of which announced its filing of a registration statement with respect to a potential future offering of shares of its common stock and the other of which announced the change of the Company’s name from “CBRE Holding, Inc.” to “CB Richard Ellis Group, Inc.” Copies of these two press releases are filed as Exhibit 99.1 and Exhibit 99.2, respectively, to this report.

Item 7. Exhibits

(c)	Exhibits

The following are furnished as exhibits to this report:

99.1	Press Release, dated February 17, 2004, issued by the Company

99.2	Press Release, dated February 17, 2004, issued by the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CB RICHARD ELLIS GROUP, INC.

Date: February 18, 2004	By:	/s/ Kenneth J. Kay
Name: Kenneth J. Kay
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated February 17, 2004, issued by the Company

99.2	Press Release, dated February 17, 2004, issued by the Company